UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Innovid Corp.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Innovid Corp.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

June 7, 2022
10 a.m. (Eastern time)
INNOVID CORP.
30 IRVING PLACE, 12TH FLOOR
NEW YORK, NEW YORK 10003

April 27, 2022
To Our Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Innovid Corp. at 10 a.m. Eastern time, on Tuesday, June 7, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,

/s/ Zvika Netter
Zvika Netter
Chief Executive Officer and Chairman of the Board of Directors

INNOVID CORP.
30 Irving Place, 12th Floor
New York, New York 10003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, JUNE 7, 2022

The Annual Meeting of Stockholders (the “Annual Meeting”) of Innovid Corp., a Delaware corporation (the “Company”), will be held at 10 a.m. Eastern time on Tuesday, June 7, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CTV2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•    To elect Steven Cakebread and Jonathan Saacks as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•    To ratify the appointment of KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•    To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our common stock as of the close of business on April 12, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting during ordinary business hours at the Company’s principal executive offices by sending an email to corporate@innovid.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors

/s/ Tanya Andreev-Kaspin
Tanya Andreev-Kaspin
Chief Financial Officer

New York, New York
April 27, 2022

INNOVID CORP.
30 Irving Place, 12th Floor
New York, New York 10003

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Innovid Corp. of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 7, 2022 (the “Annual Meeting”), at 10 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CTV2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of our common stock as of the close of business on April 12, 2022 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. Each share of our common stock entitles its holders to one vote per share on all matters presented to our stockholders generally. As of the Record Date, there were 132,063,540 shares of common stock outstanding and entitled to vote at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about April 27, 2022 to our stockholders on the Record Date.
In this proxy statement, “Innovid”, “Company”, “we”, “us”, and “our” refer to Innovid Corp.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 7, 2022
This Proxy Statement and our 2021 Annual Report to Stockholders are available at http://www.proxyvote.com/

Proposals
At the Annual Meeting, our stockholders will be asked:
•    To elect Steven Cakebread and Jonathan Saacks as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•    To ratify the appointment of KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•    To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
•    FOR the election of Steven Cakebread and Jonathan Saacks as Class I Directors; and
•    FOR the ratification of the appointment of KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because Innovid’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Innovid is making this proxy statement and its 2021 Annual Report available to its stockholders electronically via the Internet. On or about April 27, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 12, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of our common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 132,063,540 shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
You may attend the Annual Meeting online only if you are an Innovid stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/CTV2022. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10 a.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•    by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•    by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•    by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail and return it in the postage-paid envelope which was provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or
•    Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 6, 2022. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•    by submitting a duly executed proxy bearing a later date;
•    by granting a subsequent proxy through the Internet or telephone;
•    by giving written notice of revocation to the Secretary of Innovid prior to or at the Annual Meeting; or
•    by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the ongoing COVID-19 pandemic, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/CTV2022. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/CTV2022.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the other proposals before the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the other proposals before the Annual Meeting.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, two (2) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have six (6) directors on our Board. Our current Class I Directors are Steven Cakebread and Jonathan Saacks . The Board has nominated Steven Cakebread and Jonathan Saacks for election as Class I Directors at the Annual Meeting.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Steven Cakebread and Jonathan Saacks; the current Class II Directors are Rachel Lam and Gilad Shany; and the current Class III Directors are Michael DiPiano and Zvika Netter.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class I Directors of the persons whose names and biographies appear below. In the event that either of Mr. Cakebread or Mr. Saacks should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that either of Mr. Cakebread or Mr. Saacks will be unable to serve if elected. Each of Mr. Cakebread and Mr. Saacks has consented to being named in this proxy statement and to serve if elected.
Vote required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class I Director nominees.
Nominees For Class I Director (terms to expire at the 2025 Annual Meeting)
The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Innovid
Steven Cakebread	70	2021	Director
Jonathan Saacks	53	2021	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the 2022 Annual Meeting are as follows:
Steven Cakebread
Mr. Cakebread has served as the CFO of Yext, Inc. from October 2014 to March 2022. Prior to joining Yext, Mr. Cakebread served in various senior executive roles, including as CFO and Chief Accounting Officer of D-Wave Systems, a quantum computing company, from March 2013 to September 2014 and as CFO of Pandora Media Inc., a provider of personalized internet radio and music discovery service, from March 2010 to December 2012. From February 2009 to December 2009, Mr. Cakebread served as Senior Vice President, Chief Accounting Officer, and CFO of Xactly Corporation, a provider of on-demand sales performance management software. Mr. Cakebread also served as President and Chief Strategy Officer of Salesforce, a customer relationship management service provider, from March 2008 to February 2009, and as CFO of Salesforce from May 2002 to March 2008. Mr. Cakebread currently serves on the board of directors of Bill.com and Tunein.com. He previously served as a member of the board of directors of Service Source, Solar Winds, and eHealth.com. Mr. Cakebread holds a B.S. in Business from the University of California, Berkeley, and an M.B.A. from Indiana University. Mr. Cakebread is well qualified to serve on the Company’s Board because of his significant experience as a CFO of other public companies, understanding and experience in the technology industry and service as a director on other boards.
Jonathan Saacks
Mr. Saacks is currently Managing Partner of F2 Venture Capital. Mr. Saacks was Managing Partner at Genesis Partners and brings extensive early stage investment experience from his roles at operational companies and venture capital funds. Mr. Saacks invested and served on the boards of many successful Israeli companies including Innovid Inc., Monday.com, PrimeSense and Neebula. Mr. Saacks also served for 10 years in the Intelligence Corps of the Israeli Defense Forces where he commanded large operational teams. Mr. Saacks was a Lieutenant Colonel in the Israeli Defense Forces and holds an MBA from Oxford University and a BA in Economics and Management from Tel Aviv University. Mr. Saacks is well qualified to serve on the Company’s Board because of his in-depth experience with the high growth companies and involvement in their strategic development.

Continuing members of the Board of Directors:
Class II Directors (terms to expire at the 2023 Annual Meeting)
The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Innovid
Rachel Lam	54	2021	Director
Gilad Shany	45	2021	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
Rachel Lam
Ms. Lam is the Co-Founder and Managing Partner of Imagination Capital, an early-stage venture capital firm founded in 2017. From 2003 to 2017, Ms. Lam served as SVP and Group Managing Director of the Time Warner Investments Group, the strategic investing arm of Time Warner Inc. Ms. Lam managed Time Warner’s investments in numerous digital media companies and served on the board of directors of privately held Maker Studios and Bluefin Labs prior to their sales to the Walt Disney Company and Twitter, respectively. Ms. Lam has previously served on 20 boards of directors over the years and currently serves on the board of Magnite (NASDAQ: MGNI), the leading, independent omni-channel sell-side software platform, empowering programmatic ad sales at a truly global scale, as well as on the board of Porch Group, Inc., where she is also the Chair of the Nominating & Governance Committee . Ms. Lam also spent several years in investment banking within the M&A group at Morgan Stanley and the Media and Telecommunications group at Credit Suisse. Ms. Lam received a B.S. in industrial engineering and operations research from U.C. Berkeley in 1989 and an M.B.A. from Harvard Business School in 1994. Ms. Lam is well qualified to serve on the Company’s Board because of her deep understanding of the ad-tech industry, experience in strategic development of high growth companies and finance background.
Gilad Shany
Mr. Shany co-founded ION Crossover Partners, an Israeli-based crossover fund, where he currently serves as the Managing Partner. Prior to co-founding ION Crossover Partners, Mr. Shany served as General Partner of Magma Venture Partners. Mr. Shany previously served as Vice President of Baron Capital, where he gained more than 10 years of experience investing in innovative growth companies in public and private markets. Mr. Shany led investments with various international companies, including Tesla Inc. (NASDAQ: TSLA), Mobileye N.V. (NYSE: MBLY) (acquired by Intel Corporation (NASDAQ: INTC) $15.3BN), Mellanox Technologies (acquired by Nvidia $6.9BN), Varonis Systems Inc. (NASDAQ: VRNS), Fiverr (NYSE: FVRR), BlueVine Capital Inc. and Monday.com Ltd, among others. Prior to that Mr. Shany spent 14 years with the Israel Air Force and served as Head of Aerial Defense in the Israel Air Force from 2007 to 2008. Mr. Shany holds a B.S. in Physics, Astronomy and Philosophy from Tel Aviv University in Israel and an MBA from the Wharton School at the University of Pennsylvania in Philadelphia, Pennsylvania. Mr. Shany is well qualified to serve on the Company’s Board because of his experience in strategic investment and strategic development of companies.
Class III Directors (terms to expire at the 2024 Annual Meeting)
The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Innovid
Michael DiPiano	63	2021	Director
Zvika Netter	50	2021	Chief Executive Officer and Director
The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:
Michael DiPiano
Since December 2001, Mr. DiPiano has been the Chairman of NewSpring Capital where he manages the firm’s investment decisions. Mr. DiPiano currently serves as a director for a number of private companies, including aPriori, Dstillery, Energage, and Interactions where he provides oversight for corporate governance and other business matters. Previously, Mr. DiPiano also served on the Governance and Compensation Committees of NutriSystems. Mr. DiPiano holds a B.S. in Marketing from Penn State University and an MBA from New York University. Mr. DiPiano is well qualified to serve on the Company’s Board because of his in-depth experience with corporate governance and strategic development of companies.
Zvika Netter
Mr. Netter serves as CEO of the Company and as a member of the Company’s Board. Mr. Netter has served as the Company’s CEO since the inception of Innovid Inc., and was selected by TIME as one of the “Tech Pioneers Who Will Change Your Life.” Mr. Netter was also named as a World Economic Forum “Technology Pioneer,” as one of “Europe’s Young Entrepreneurs” by Businessweek, and as a 2016 SmartCEO Magazine Fast 50 CEO and he was featured in Business Insider’s 19 Most Interesting Ad-Tech Startups of 2017. Prior to co-founding Innovid, Inc. in 2007, Mr. Netter served in an elite computer unit in the Israeli Defense Forces, and co-founded the non-profit organization GarageGeeks, an innovation hub with more than 8,000 members. Mr. Netter has authored several patents, and has spoken on stage at several industry events including IAB Innovation Days at Internet Week, IAB Digital Video Marketplace, The Israel Conference, and ILovation. Mr. Netter is well qualified to serve on the Company’s Board because of his experience as a co-founder and the CEO of Innovid Inc. and the Company.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice. KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, also served as our independent registered public accounting firm since 2007.
Neither KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, is expected to attend the 2022 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Innovid Corp. (the “Company”) for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Steven Cakebread (Chair)
Michael DiPiano
Rachel Lam

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of KOST FORER GABBAY & KASIERER, a member of Ernst & Young Global, our independent registered public accounting firm, billed to us during the years ended December 31, 2021 and 2020 (in thousands):

Fee Category	2021	2020
Audit Fees	$ 1,090	$ 60
Audit Related Fees	23	-
Tax Fees	86	-
Transaction-Related Fees	400	-
All Other Fees	103	-

Total Fees	$ 1,702	$ 60

Audit Fees
Audit fees consist of fees for the audit of our consolidated financial statements, the review of the interim financial statements included in our SEC filings, and other professional services provided in connection with statutory and regulatory filings or engagements.
Audit Related Fees
Audit-related fees consist of other audit and attest services not required by statute or regulation.
Tax Fees
Tax fees consist of fees for tax-related services, including tax compliance and tax advice related to transactions.
Transaction-Related Fees
Transaction-related fees consist of fees related to our SPAC transaction.
All Other Fees
Other fees consist of fees related to due-diligence and IPO readiness assessment.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee periodically reviews and generally pre-approves any services (and related fee levels or budgeted amounts) that may be provided by KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, without first obtaining specific pre-approvals from the Audit Committee or the Chair of the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.
Rule 2-01(c)(7)(i)(C) of Regulation S-X provides a “de minimis” exception which waives the pre-approval requirements for non-audit services provided that: (1) all such services do not aggregate to more than five percent of total revenues paid by the audit client to its accountant in the fiscal year when services are provided, (2) such services were not recognized by the issuer to be non-audit services at the time of the engagement, and (3) such services are promptly brought to the attention of the audit committee of the issuer and approved prior to the completion of the audit by the audit committee or one or more designated representatives. During the year ended December 31, 2021 this exception was applied in relation to tax services performed at a subsidiary. Fees for such services represent less than 0.1% of fees paid during 2021 to KOST FORER GABBAY & KASIERER, member of Ernst & Young Global.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Zvika Netter (1)	49	Chief Executive Officer and Director
Tal Chalozin (2)	40	Chief Technology Officer
Tanya Andreev-Kaspin (3)	45	Chief Financial Officer

(1)    See biography on page 10 of this proxy statement.
(2)    Mr. Chalozin serves as Chief Technology Officer of the Company. Mr. Chalozin is a co-founder of Innovid Inc. and has served as the Innovid Inc.’s Chief Technology Officer since inception. Mr. Chalozin also serves as a board member for the Interactive Advertising Bureau’s Digital Video Center of Excellence and for the National Academy of Television Arts and Sciences. Additionally, Mr. Chalozin was named a 2018 inductee in the American Advertising Federation’s Advertising Hall of Achievement for his significant impact on the industry via mentorship, inspiration, volunteerism and training, a “Technology Pioneer” by the World Economic Forum, one of the “Best Young European Entrepreneurs” by Businessweek, a member of Multichannel News’ “40 Under 40” Class of 2016, and to Cynopsis Digital’s 2016 “It List.” Prior to co-founding Innovid, Inc. in 2007, Mr. Chalozin served as an officer in an elite computer unit in the Israeli Air Force, and co-founded GarageGeeks, an innovation hub with more than 8,000 members. Mr. Chalozin owns several global patents in digital video technology, and he is a regular speaker at global events, including Cannes Lion, CES, The Drum’s Programmatic Punch, IAB, MWC, NAB, TVOT, AdExchanger’s Programmatic I/O, Broadcasting & Cable’s Advanced TV, Wired Magazine’s NEXTFEST, Le Web’s Digital Innovation Conference, Ars Electronica, and eConsultancy’s Creative Programmatic.
(3)    Ms. Andreev-Kaspin serves as CFO of the Company. Ms. Andreev-Kaspin has served as the CFO of Innovid Inc. since January 2020 and prior to that served as Senior Vice President of Global Finance from 2016 through 2019 and as Vice President of Finance from 2012 through 2015. Prior to joining Innovid, Ms. Andreev-Kaspin held finance leadership positions in a number of tech startup companies, and also served as a Public Auditor at PricewaterhouseCoopers. Ms. Andreev-Kaspin received an MBA, Finance Management from Tel Aviv University and BA, Economics and Accounting from Tel Aviv University.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of the “Investors” page of our website located at www.innovid.com.
Board Composition
Our Board of Directors currently consists of six members: Zvika Netter, Gilad Shany, Steven Cakebread, Michael DiPiano, Rachel Lam and Jonathan Saacks. As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors.
Director Independence
The listing standards of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit committee, compensation committee, and nominating committee be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Our Board has determined that Gilad Shany, Steven Cakebread, Michael DiPiano, Rachel Lam, and Jonathan Saacks are considered “independent directors” as defined under the listing requirements and rules of the NYSE and the applicable rules of the Exchange Act. In making this determination, our Board considered the relationships that each director has with Innovid and all other facts and circumstances that our Board deemed relevant in determining their independence, including beneficial ownership of our common stock.
Executive Sessions
Our independent directors meet in executive session on a regularly scheduled basis.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Steven Cakebread, one of our Class I Director nominees, was selected via an independent search consultant and further recommended by experienced peers and advisors. Jonathan Saacks, another one of our Class I Director nominees, previously served on the Innovid Inc. Board for more than a decade and was recommended by management to remain on our public company Board.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; professional and academic experience relevant to the Company’s industry, operations, business lines and target markets; experience as a board member of another publicly held company; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race and geographic background; ability to make mature business judgments, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of ensuring that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Innovid Corp., 30 Irving Place, 12th Floor, New York, New York 10003. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders may send communications to corporate@innovid.com. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, Innovid Corp., 30 Irving Place, 12th Floor, New York, New York 10003.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Mr. Netter serving as Chairman of the Board and Chief Executive Officer. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our Company and its stockholders at this time because it promotes unified leadership by Mr. Netter and allows for a single, clear focus for management to execute the Company’s strategy and business plans. Our Board is comprised of individuals with extensive experience in finance and accounting, the technology industries and public company management. For these reasons and because of the strong leadership of Mr. Netter as Chairman of the Board and Chief Executive Officer, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
As provided in the Audit Committee Charter, the Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. In accordance with those policies, the Board and the Board committees has an active role in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans, equity incentive plans and other compensatory arrangements. The Company’s Audit Committee oversees management of financial and cybersecurity risks and potential conflicts of interest. The Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board has an active role in overseeing management of the Company’s risks and will be regularly informed through committee reports about such risks.

Corporate Governance Guidelines and Code of Business Conduct
The Board has adopted a code of business conduct and ethics that applies to all of its employees, officers and directors, including its CEO, CFO and other executive and senior financial officers. The full text of the Company’s code of business conduct and ethics has been posted on the Company’s website, www.innovid.com, in the “Governance” section under “Investors.” The Company will post amendments to its code of business conduct and ethics or waivers of its code of business conduct and ethics for directors and officers on the same website.

Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

Attendance by Members of the Board of Directors at Meetings
There was one meeting of the Board of Directors during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which is available on our website at www.innovid.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting.
Director Attendance at Annual Meeting of Stockholders
We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. This will be our first annual meeting as a public company.

COMMITTEES OF THE BOARD
Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nomination and Corporate Governance
Gilad Shany		X	Chair
Steven Cakebread	Chair
Michael DiPiano	X	Chair
Rachel Lam	X		X
Jonathan Saacks			X
Audit Committee
Our Audit Committee oversees our corporate accounting and financial reporting process. Our Audit Committee’s responsibilities include, among other things:
•    selecting a qualified firm to serve as the independent registered public accounting firm to audit the Company’s financial statements;
•    helping to ensure the independence and performance of the independent registered public accounting firm;
•    discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, the Company’s interim and year-end financial statements;
•    developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•    reviewing the Company’s policies on and overseeing risk assessment and risk management, including enterprise risk management;
•    reviewing related person transactions;
•    reviewing the adequacy and effectiveness of internal control policies and procedures and the Company’s disclosure controls and procedures; and
•    approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.
The Audit Committee charter is available on our website at www.innovid.com. The members of the Audit Committee are Mr. Cakebread, Mr. DiPiano, and Ms. Lam. Mr. Cakebread serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Cakebread, Mr. DiPiano, and Ms. Lam meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 and the NYSE rules. In addition, our Board of Directors has determined that Steven Cakebread qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.
The Audit Committee met two times in 2021.

Compensation Committee
Our Compensation Committee oversees policies relating to the compensation and benefits of our executive officers and directors. Our Compensation Committee’s responsibilities include, among other things:
•    reviewing, approving, and determining the compensation of the Company’s officers and key employees;
•    reviewing, approving, and determining compensation and benefits, including equity awards, to directors for service on the Board or any committee thereof;
•    administering the Company’s equity compensation plans;
•    reviewing, approving and making recommendations to the Board regarding incentive compensation and equity compensation plans; and
•    establishing and reviewing general policies relating to compensation and benefits of the Company’s employees.
The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at www.innovid.com, the Compensation Committee may, in its sole discretion, retain or obtain advice from compensation consultants, legal counsel or other advisers (independent or otherwise), to assist in carrying out its responsibilities. In 2021, the Company engaged a third party consultant, a compensation consulting firm Meridian Compensation Partners LLC. (“Meridian”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. Meridian reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to the advice they provide to the Compensation Committee and has determined that Meridian's work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Mr. Shany and Mr. DiPiano. Mr. DiPiano serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under NYSE’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee did not meet in 2021 due to the short period from when the Company became public until the end of the year.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending nominees for election as directors and developing and maintaining our corporate governance policies. Our Nominating and Corporate Governance Committee’s responsibilities include, among other things:
•    identifying, evaluating, and selecting, or making recommendations to the Board regarding, nominees for election to the Board and its committees;
•    evaluating the performance of the Board and of individual directors;
•    considering, and making recommendations to the Board regarding, the composition of the Board and its committees;
•    reviewing developments in corporate governance practices;
•    evaluating the adequacy of the corporate governance practices and reporting; and
•    developing, and making recommendations to the Board regarding, corporate governance guidelines and matters.
The Nominating and Corporate Governance Committee charter is available on our website at www.innovid.com. The members of our Nominating and Corporate Governance Committee are Mr. Shany, Ms. Lam and Mr. Saacks. Mr. Shany serves as the Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee did not meet in 2021 due to the short period from when the Company became public until the end of the year.

EXECUTIVE COMPENSATION

The following sets forth information about the compensation paid to or accrued by Innovid’s principal executive officer and its two other most highly compensated persons serving as executive officers as of December 31, 2021 (“Fiscal 2021”). These executives are referred to as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)(1) (5)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Zvika Netter	2021	320,000	3,076,250	726,364	177,613	11,600	4,311,827
CEO	2020	305,600	14,400	1,242,500	225,000	11,400	1,798,900
Tanya Andreev-Kaspin	2021	305,910	815,606	355,689	135,566	11,600	1,624,371
CFO	2020	257,850	12,150	106,500	110,502	11,400	498,402
Tal Chalozin	2021	250,000	2,123,000	247,470	148,508	11,600	2,780,578
Chief Technology Officer	2020	214,875	10,125	142,000	127,277	1,155	495,432
_________________
(1)    Amounts represent one-time special bonuses and similar amounts paid to our named executive officers in connection with the Transaction during 2021, inclusive of forgiveness of loans previously extended to our named executive officers.
(2)    Amounts represent the aggregate grant date fair value of stock options granted to our named executive officers computed in accordance with ASC Topic 718. Assumptions used to calculate these amounts are included in Note 12 to our consolidated financial statements included in our 2021 annual report on Form 10-K. For additional information, see the section titled “—Narrative Disclosure to Summary Compensation Table – Equity-based compensation” below.
(3)    Amounts represent bonuses earned by each named executive officer under our annual bonus plan and paid in cash. For additional information on these payments, see “—Narrative Disclosure to Summary Compensation Table – Annual Bonus” below.
(4)    Amount represents employer matching contributions under our 401(k) plan.
(5)    Amount includes a one-time special bonus paid to Ms. Andreev-Kaspin in October 2021 ($65,606).

Narrative Disclosure to Summary Compensation Table
Base Salary
Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of our executive compensation program. The relative levels of base salary for Innovid named executive officers are designed to reflect each named executive officer’s scope of responsibility and accountability to Innovid. The base salary amounts shown in the “Summary Compensation Table” above reflect the salary amounts earned by our named executive officers for 2021.
In January 2021, we increased Mr. Chalozin’s base salary from $225,000 to $250,000. In March 2021, we increased Ms. Andreev-Kaspin’s base salary from $290,000 to $310,000. Our named executive officers’ base salaries as of December 31, 2021 were as follows:

Name	2021 Annual Base Salary
Zvika Netter	$320,000
Tanya Andreev-Kaspin	$310,000
Tal Chalozin	$250,000
Annual Bonus
Innovid provides annual bonuses to its executive officers, including the named executive officers, based on performance for the completed fiscal year based on the Company financial performance for the year, primarily measured based on attainment of metrics relating to revenue and adjusted EBITDA, and individual performance considerations. At the end of each fiscal quarter, the Board reviews and assesses Company and individual performance, including performance relative to the established revenue and EBITDA metrics and determines the earned amount of each executive’s bonus, which is paid on a quarterly basis. The target level annual bonus for each named executive officer for 2021 is set forth in the table below. The aggregate amount of bonuses earned for 2021 are provided in the “Summary Compensation Table” above.

Name	2021 Target Annual Bonus
Zvika Netter	$180,000
Tanya Andreev-Kaspin	$140,000
Tal Chalozin	$150,000
Equity-based compensation

Prior to the consummation of the Transaction, Innovid granted stock options to certain of its employees under Innovid’s Global Share Incentive Plan (the “Prior Plan”). In connection with the Transaction, the Board adopted, and our stockholders approved, the Innovid Corp. 2021 Incentive Plan in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of our Company and certain of our affiliates and to enable Innovid and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. These awards of stock options are at-risk compensation and are designed to provide our executives with a continuing stake in our long-term success. No further awards have been or will be made under our Prior Plan following the effectiveness of the Innovid Corp. 2021 Incentive Plan.
In 2021, prior to the consummation of the Transaction, the Board granted stock options under the Innovid Corp. 2021 Incentive Plan to each of our named executive officers under the Prior Plan. The options granted to our named executive officers in 2021 generally vest as to 25% of the underlying shares after one year, and as to the remaining 75% of the underlying shares in equal quarterly installments thereafter over the following three years, subject to the applicable executive’s continued employment through each applicable vesting date.

Name	2021 Stock Options Granted
Zvika Netter	314,254
Tanya Andreev-Kaspin	153,784
Tal Chalozin	106,980

In addition, in April 2021, we amended certain stock options previously granted to Messrs. Netter and Chalozin in 2020 in order to provide that such options would vest as to 75% of the underlying shares in April 2021, and the remaining 25% of the underlying shares would vest and become exercisable in equal quarterly installments thereafter over the following two years, subject to the applicable executive’s continued employment through each applicable vesting date.
Other Elements of Compensation
Retirement Plan
Innovid maintains a 401(k) retirement savings plan for its employees, including the named executive officers, who satisfy certain eligibility requirements. The named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Under this plan, Innovid matches 100% of the participants’ first 3% of eligible contributions and 50% on the next 2% of eligible contributions. Innovid believes that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of Innovid’s executive compensation package and further incentivizes our employees, including the named executive officers, in accordance with Innovid’s compensation policies.
Health and Welfare Plans
During their employment, the named executive officers are eligible to participate in Innovid’s employee benefit plans and programs, including medical and dental benefits, to the same extent as other full-time employees, subject to the terms and eligibility requirements of those plans.
Outstanding Equity Awards as of December 31, 2021
The following table sets forth certain information about outstanding equity awards granted to Innovid’s named executive officers that remain outstanding as of December 31, 2021.

	Option Awards
Name	Grant Date	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date
Zvika Netter	11-16-2020(1)(2)	895,861	438,783	0.61	11/15/2030
	4-30-2021(1)	39,281	274,973	2.81	4/29/2031
Tanya Andreev-Kaspin	7-14-2016(1)	50,369	—	0.46	7/13/2026
	11-16-2020(1)	75,221	125,367	0.61	11/15/2030
	4-30-2021(1)	19,222	134,562	2.81	4/29/2031
Tal Chalozin	11-16-2020(1)(2)	16,716	50,147	0.61	11/15/2030
	4-30-2021(1)	13,373	93,607	2.81	4/29/2031
__________________
(1)    Represents options that vest as to 25% of the underlying shares after one year and in equal (1/12) quarterly installments thereafter over three years, in each case, subject to the executive’s continued employment through each applicable vesting date.

(2)    In April 2021, the Board approved an amendment to the vesting schedule applicable to the options granted to Messrs. Netter and Chalozin on November 16, 2020. Pursuant to the amendment, such options shall will vest as to 75% of the underlying shares on April 1, 2021 and in equal (1/8) quarterly installments thereafter over the following two years, in each case, subject to the applicable executive’s continued employment through each applicable vesting date.
Severance Arrangements with the Named Executive Officers of Innovid
 Severance and Change in Control Plan
Innovid has adopted the Innovid Executive Severance Plan and Executive Change in Control Severance Plan (the “Change in Control Plan”), pursuant to which Innovid’s named executive officers would be entitled to severance payments and benefits in the event their employment is involuntarily terminated without cause (as defined in the applicable plan) or, in the case of a termination within two years following a change in control transaction, the named executive officer resigns employment for a good reason (as defined in the applicable plan). For a qualifying termination not in connection with a change in control transaction, severance generally consists of a lump sum cash payment equal to six months of base salary and healthcare premium costs (12 months for the CEO). In the case of a qualifying termination within 24 months following a change in control transaction, severance consists of (i) a lump sum cash payment equal to six months of base salary and healthcare premium costs (12 months for the CEO), (ii) a lump sum cash payment equal to 50% of the named executive officer’s target annual bonus amount (100% for the CEO), and (iii) accelerated vesting of outstanding equity awards.
Stock Options
Pursuant to the Change in Control plan, as described above, the outstanding stock options held by Innovid’s named executive officers as of December 31, 2021 are subject to a “double trigger” vesting provision under which unvested options would vest and become exercisable if the named executive officer is terminated without cause or resigns for good reason in connection with a change in control transaction. In addition, 50% of stock options granted to the CEO in 2020 will accelerate and vest in the event that his employment is terminated by Innovid without cause not in connection with a change in control transaction.
Director Compensation
    In connection with the Transaction, we adopted a non-employee director compensation program which provides for annual cash retainer fees and long-term equity awards for our eligible non-employee directors. However, none of our non-employee directors received any annual cash retainer fees or long-term equity awards in 2021. Our CEO, Zvika Netter, does not receive additional compensation for his participation on our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 12, 2022, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 132,063,540 shares of common stock outstanding as of April 12, 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 12, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 30 Irving Place, 12th Floor, New York, New York 10003. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
Significant Stockholders and Affiliated Entities:
Genesis Partners III L.P.(1)	19,350,638	14.7%
Sequoia Capital Israel IV Holdings L.P.(2)	17,697,224	13.4%
The Goldman Sachs Group, Inc.(3)	9,878,693	7.5%
Lauderdale GmbH & Co. KG(4)	7,277,981	5.5%
ION Holdings 2, LP(5)	13,310,000	10.1%
Directors and Named Executive Officers:
Gilad Shany	—	—
Rachel Lam	—	—
Jonathan Saacks	—	—
Steven Cakebread	—	—
Michael DiPiano	—	—
Zvika Netter(6)	6,466,860	4.9%
Tal Chalozin(7)	4,716,910	3.6%
Tanya Andreev-Kaspin	486,420	*
All Directors and Executive Officers as a group (8 individuals)	11,670,190	8.7%
*    Less than one percent.

(1)    Genesis Partners III L.P. is controlled by Eyal Kishon and Eddy Shalev. Kishon and Shalev otherwise disclaim beneficial ownership over the shares beneficially owned by Genesis Partners III L.P. The address for Genesis Partners III L.P. is 13 Basel st., Herzeliya, Israel, 4666013.
(2)    SC ISRAEL IV GENPAR, LTD is the general partner of SC ISRAEL IV MANAGEMENT, L.P., which is the general partner of SEQUOIA CAPITAL ISRAEL IV L.P., which owns 100% of SEQUOIA CAPITAL ISRAEL IV HOLDINGS, L.P. As such, SC ISRAEL IV GENPAR, LTD shares voting and dispositive power with respect to the shares held by SEQUOIA CAPITAL ISRAEL IV HOLDINGS, L.P. The directors and stockholders of SC ISRAEL IV GENPAR, LTD. who exercise voting and investment discretion with respect to the shares held by SEQUOIA CAPITAL ISRAEL IV HOLDINGS, L.P. are Shmuel Levy and Haim Sadger. As a result, and by virtue of the relationship described in this footnote, each such person may be deemed to share voting and dispositive power with respect to the shares held by the Sequoia Capital Israel IV Holdings, L.P. The address for these entities is 50 Eli Landau Blvd, Herzelia, Israel 4685150.
(3)    Based solely on the Schedule 13G/A filed by The Goldman Sachs Group, Inc. on February 11, 2022, includes (i) 9,876,359 shares are held of record by Special Situations Investing Group II, LLC, which is an affiliate of Goldman Sachs & Co. LLC, a New York limited liability company and a broker-dealer, and (ii) an additional 2,334 shares over which Goldman Sachs & Co. LLC may deemed to share voting and dispositive power. Goldman Sachs & Co. LLC is a member of the New York Stock Exchange and other national exchanges. Goldman Sachs & Co. LLC is a direct and indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. (“GS Group”). GS Group is a public entity and its common stock is publicly traded on the New York Stock Exchange and it is managed by its board of directors. GS Group may be deemed to beneficially own the securities held by Special Situations Investing Group II, LLC.

(4)    Lauderdale GmbH & Co. KG, a German limited partnership (“Lauderdale”), is the record holder of such shares. All investment and disposition decisions for Lauderdale are made by an investment committee comprised of Mr. Vicente Vento Bosch (chair) and Mr. Raphael Kuebler. As a result, Mr. Kuebler and Mr. Bosch may be deemed to share dispositive power with respect to the shares held by Lauderdale and thus to have beneficial ownership of such shares. Each of Mr. Kubler and Mr. Bosch otherwise disclaims beneficial ownership of such shares other than to the extent of any pecuniary interest therein.
    Lauderdale is managed by its managing limited partner, Deutsche Telekom Capital Partners Management GmbH, a German limited liability company (“DTCP-M”). As the managing limited partner, DTCP-M has voting power with respect to the shares held by Lauderdale and therefore may be deemed to have beneficial ownership of such shares. None of the members of DTCP-M’s investment committee (Beirat) is deemed a beneficial owner of the Shares under Section 13(d) of the Exchange Act due to the approval standard for committee action. Thus, each such committee member disclaims any beneficial ownership of the shares held by Lauderdale other than to the extent of any pecuniary interest therein.
    DTCP-M is controlled by Deutsche Telekom AG, a publicly traded company organized under the laws of Germany (“DTAG”), and Deutsche Telekom Capital Partners Executive Pool GmbH & Co. KG, a German limited liability company (“DTCP Executive Partner”). Each of DTAG and DTCP Executive Partner may be deemed to share voting and dispositive power over the shares held directly by Lauderdale and therefore to have beneficial ownership of such shares. DTAG’s stock is traded on seven stock exchanges in Germany, Including the Frankfurt Stock Exchange and OTCQX, and it is managed by its board of directors. DTCP Executive Partner is controlled by Mr. Bosch. DTAG and Mr. Bosch otherwise disclaim beneficial ownership of the shares owned by Lauderdale except to the extent of any pecuniary interest therein. The mailing address for Lauderdale, DTCP-M, DTCP Executive Partner, Mr. Kubler and Mr. Bosch is Am Sandtorpark 2, 20457 Hamburg, Germany,. The mailing address for DTAG is Friedrich-Ebert-Allee 140, 53113 Bonn, Germany.
(5)    Consists of 6,250,000 shares and warrants to purchase 7,060,000 shares. ION Holdings 2, LP is the record holder of such shares and warrants. As the general partner of ION 2 LP, ION Acquisition Corp GP Ltd. (“ION GP”) has voting and investment discretion with respect to the shares held by ION 2 LP. An investment committee comprised of three individuals - Jonathan Kolber, Gilad Shany, and Avrom Gilbert - makes voting and investment decisions in the ordinary shares indirectly owned by ION GP. As a result, ION GP may be deemed to have beneficial ownership of the shares held directly by ION 2 LP. However, none of the ION GP investment committee’s members is deemed a beneficial owner of the shares held by ION 2 LP under Section 13(d) of the Exchange Act, due to the approval standard for committee action. Thus, each such investment committee member disclaims any beneficial ownership of the shares held by ION 2 LP, other than to the extent of any pecuniary interest therein.
(6)    Consists of 3,534,680 shares held directly by Mr. Netter (including 1,120,680 shares underlying vested options) and 977,394 shares held by each of the Zvika Netter 2021 Family Trust #1, the Zvika Netter 2021 Family Trust #2 and the Zvika Netter 2021 Family Trust #3, respectively.
(7)    Consists of 2,309,850 shares held directly by Mr. Chalozin (including 60,180 shares underlying vested options) and 1,203,528 shares held by each of the Tal Chalozin 2021 Family Trust #1 and the Tal Chalozin 2021 Family Trust #2, respectively.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Promissory Note
In April 2021, the Innovid Board approved the entry into of that certain Secured Full Recourse Promissory Note in the total aggregate amount of $1,199,250, with Mr. Zvika Netter, and Mr. Tal Chalozin (the “Founders Promissory Note”). On June 7, 2021, Innovid granted Mr. Netter a loan in the amount of $1,076,250 pursuant to the Founder Promissory Note (“Zvika Netter Loan”). On June 23, 2021, Innovid granted Mr. Chalozin a loan in the amount of $123,000 pursuant to the Found Promissory Note (the “Tal Chalozin Loan”). $740,000 of the Founders Promissory Note principal amount was used to exercise fully vested options held by the founders on the date of the grant of the Founders Promissory Note and the remainder in the amount of $459,000 was used for other purposes. The Founders Promissory Note was forgiven in November 2021.
Investor Support Agreements
Concurrently with the execution and delivery of that certain Agreement and Plan of Merger dated June 24, 2021 by and among ION, Innovid, Inc., Merger Sub 1 and Merger Sub 2 (the “Merger Agreement”), Innovid, ION and certain Innovid stockholders entered into company stockholder support agreements (“Innovid Equity Holders Support Agreements”), pursuant to which each of those Innovid stockholders generally agreed, among other things, to:
a)vote all shares of common stock and preferred stock (all such shares, “Innovid Covered Shares”) that it owns, in favor of the Transaction;
b)appear at any Innovid stockholder meeting to establish a quorum;
c)vote (or execute and return an action by written consent, and cause such consent to be granted with respect to) all Innovid Covered Shares against any other business combination transaction other than the Transaction contemplated by the Merger Agreement or any other action or agreement that would reasonably be expected to materially frustrate the purposes of, impede or adversely affect, or delay the Transaction, or result in a breach of any covenant, representation, or warranty of Innovid or such Innovid stockholder under the Merger Agreement or cause certain conditions to closing set forth in the Merger Agreement to not be fulfilled and against any change in business, management or board of directors of Innovid or any recapitalization, reorganization, liquidation or winding up of Innovid (other than in connection with the Transaction); and
d)not redeem any Innovid Covered Shares in connection with the approval of the Transaction by the stockholders of Innovid.
The Innovid Equity Holders Support Agreement entered into with Special Situations Investing Group II, LLC, which is a related party of one of the investors (the “Additional Stockholder Support Agreement”) further provides for:
a)limited right to terminate the agreement in the case of a material modification, amendment, or waiver of the Merger Agreement that reduced or altered the consideration payable to such Innovid stockholder, violated the termination provisions in the Merger Agreement, was adverse to such Innovid stockholder (or its Innovid Covered Shares) relative to other Innovid stockholders (or the Innovid Covered Shares held by such other Innovid stockholders), or resulted in the consummation of the Transaction even if there was less than $250,000,000 of Available Cash as of the Closing;
b)certain rights to receive an allocation schedule setting forth the consideration payable to such Innovid stockholder;
c)restrictions on certain amendments to the Merger Agreement that has any of the effects described above as it relates to such Innovid stockholder (or its Innovid Covered Shares); and
d)rights to secondary sale amounts in favor of such Innovid stockholder or in accordance with a mutually agreed upon schedule attached to the Additional Stockholder Support Agreement based on the Available Cash.
The Innovid Equity Holders Support Agreements also provide that the equity securities of ION held by such Innovid stockholders immediately following the consummation of the Closing will be locked-up for the earlier of (i) one hundred eighty (180) days after the Closing Date; or (ii) the Lock-Up Termination Date (as defined above) except that the Additional Stockholder Support Agreement provides for a lock-up period solely of one hundred eighty (180) days following the Closing Date. The lock-up obligations in the Innovid Equity Holders Support Agreements described above are subject to certain customary exceptions (including transfer to any affiliates). Further, Innovid and the Innovid stockholders that are parties to the Innovid Equity Holders Support Agreements generally agreed not to solicit or engage in discussions or negotiations or other agreement concerning any alternative business transaction (other than the Transaction).
The foregoing descriptions of the Innovid Equity Holders Support Agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of the applicable Innovid Equity Holders Support Agreements.
Rights Agreement
The Company has entered into an Investor Rights Agreement with ION and various other equity and warrant holders pursuant to which such parties have specified rights to require the Company to register all or a portion of their shares under the Securities Act.
Statement of Policy Regarding Transactions with Related Persons
The Company has adopted a formal written policy providing that the Company’s officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of the Company’s capital stock, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related party transaction with the Company without the approval of the Company’s nominating and corporate governance committee, subject to certain exceptions.
Director and Officer Indemnification
The current Innovid organizational documents and the indemnification agreements with current directors and officers provide for indemnification and advancement of expenses for its directors and officers to the fullest extent permitted by Delaware Corporate General Law (“DGCL”), subject to customary exceptions.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 30 Irving Place, 12th Floor, New York, New York 10003 in writing not later than December 28, 2022.
Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than February 7, 2023 and no later than March 9, 2023. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 7, 2023, then our Secretary must receive such written notice not later than the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2023.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2023 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2023.
In connection with our solicitation of proxies for our 2023 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
Section 16(a) of the Exchange Act requires our directors, certain officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. To our knowledge, based solely on our review of the copies of such forms filed with the SEC and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the year ended December 31, 2021, except that that following form was filed late: a Form 3 for Genesis Partners III LP. Also, each of our then-serving directors and executive officers filed a late Form 4 on April 22, 2022 reporting an award of restricted stock units that was made in March 2022.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
In connection with our solicitation of proxies for our 2023 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

INNOVID’S ANNUAL REPORT ON FORM 10-K
A copy of Innovid’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 12, 2022 without charge upon written request addressed to:
Innovid Corp.
Attention: Secretary
30 Irving Place, 12th Floor
New York, New York 10003
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at www.innovid.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

/s/ Tanya Andreev-Kaspin
Tanya Andreev-Kaspin
Chief Financial Officer
New York, New York
April 27, 2022

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D82812-P74000

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INNOVID CORP.

	For All	Withhold All	For All Except
1. Election of Class I Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Steven Cakebread
02) Jonathan Saacks

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the appointment of KOST FORER GABBAY & KASIERER, member of Ernst & Young Global, as Innovid Corp.'s independent registered public accounting firm for the 2022 fiscal year.	☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D82813-P74000

Innovid Corp.

Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Shareholders

June 7, 2022, 10:00 a.m. Eastern Time

The undersigned shareholder(s) hereby appoint(s) Zvika Netter and Tanya Andreev-Kaspin, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse of this proxy card, all of the shares of common stock of Innovid Corp. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m. Eastern Time on June 7, 2022, at www.virtualshareholdermeeting.com/CTV2022, and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Shareholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side